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                                                                     EXHIBIT 2.4


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THE OFFER WILL EXPIRE ON TUESDAY, DECEMBER 17, 1996 AT 5:00 P.M., PACIFIC
STANDARD TIME, UNLESS EXTENDED BY THE COMPANY. TENDERING SHAREHOLDERS MAY WITHDRAW TENDERED SHARES AFTER TUESDAY, DECEMBER 31, 1996, UNLESS THE TENDER IS ACCEPTED BY THE COMPANY BY THAT DATE.
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                              LETTER OF TRANSMITTAL

                       TO ACCOMPANY SHARES OF COMMON STOCK

                                       OF

                                 METACOMP, INC.

                     TENDERED PURSUANT TO THE EXCHANGE OFFER

                             DATED DECEMBER 4, 1996

                      By Mail, Hand or Overnight Delivery:


                         Patriot Scientific Corporation
                       12875 Bookprinter Place, Suite 300
                             Poway, California 92064


         Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter is completed. Shares of Common Stock must be properly tendered prior to 5:00 P.M., Pacific Standard Time, on Tuesday, December 17, 1996 (the "Expiration Date").

         This Letter of Transmittal is to be completed by holders of shares of the Common Stock of Metacomp, Inc., a California corporation ("Metacomp"), who wish to respond favorably to an Exchange Offer (the "Exchange Offer") distributed to certain of such shareholders by Patriot Scientific Corporation, a Delaware corporation (the "Company"), and certificates for such shares are to be forwarded herewith.
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                     NOTE: SIGNATURES MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

         The undersigned hereby tenders to Patriot Scientific Corporation, a Delaware corporation (the "Company"), the certificates described below representing shares of the Common Stock (the "Shares") of Metacomp, Inc., a California corporation ("Metacomp"), in return for the shares of the Common Stock of the Company ("Patriot Common Stock"), upon the terms and conditions set forth in the Exchange Offer dated December 4, 1996, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

         The undersigned hereby sells, assigns and transfers to or upon the order of the Company all Shares tendered hereby that are exchanged pursuant to the Offer and hereby irrevocably constitutes and appoints the Company as attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares or transfer ownership of such Shares on the books maintained by Metacomp, together in either case with all accompanying evidences of transfer and authenticity, and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The undersigned hereby warrants that the undersigned has full authority to exchange, assign and transfer the Shares tendered hereby and that the Company will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sale agreements or other obligations relating to the sale or transfer thereof, and not subject to any adverse claim, when and to the extent the same are acquired by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the exchange, assignment and transfer.

         The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Exchange Offer or in the Instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.


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
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                                         DESCRIPTION OF SHARES TENDERED
                                          (SEE INSTRUCTIONS 3 AND 4)
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      Name(s) and Address(es) of Registered Holder(s)                        Certificate(s) Enclosed
(Please fill in exactly as Name(s) appear(s) on certificate(s)   (Attach signed supplemental list if necessary)
--------------------------------------------------------------   ----------------------------------------------

                                                                                                 Total No.
                                                                                            of Shares Represented
                                                                      Certificate No.(s)       by Certificate(s)
                                                                 ------------------------ -----------------------


                                                                 ------------------------ -----------------------


                                                                 ------------------------ -----------------------


                                                                 ------------------------ -----------------------


                                                                 ------------------------ -----------------------


                                                                 ------------------------ -----------------------


                                                                 ------------------------ -----------------------


                                                                 ------------------------ -----------------------


                                                                 ------------------------ -----------------------


         The undersigned recognizes that under certain circumstances set forth in the Exchange Offer, the Company may not be required to acquire the Shares tendered hereby. The undersigned understands that the certificate(s) for the Shares will be returned to the undersigned at the address indicated above if such Shares are not acquired by the Company.

         The certificate(s) for the shares of the Company's Common Stock issued in exchange for the tendered Shares, if the tendered Shares are acquired by the Company, will be issued to the undersigned and mailed to the address indicated above unless otherwise indicated under the Special Delivery Instructions or Special Exchange Instructions set forth below.


         All authority hereby conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.


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                                    SIGN HERE
                        (SEE INSTRUCTIONS 1, 5, 6 AND 9)

 ................................................................................

 ................................................................................
                            (Signature(s) of Owner(s)

Dated......................................................................,1996

Name(s).........................................................................

       .........................................................................
                                 (Please Print)

Area Code and Telephone Number:  (Day)..........................................

                                 (Night)........................................



Tax ID or Social Security No.(s)................................................

 ................................................................................


                            GUARANTEE OF SIGNATURE(S)

Authorized Signature............................................................

Name............................................................................
                                 (Please Print)

Name of Firm....................................................................

Address.........................................................................
                              (Including Zip Code)

Dated......................, 1996


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        The undersigned shareholder(s) of Metacomp represent(s) to the Company that such shareholder(s) own(s) the Shares being tendered,




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                          SPECIAL EXCHANGE INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 7)

     To be completed ONLY if certificates are to be issued in the name of and sent to someone other than the undersigned.


Issue Certificates to:

Name(s).........................................................................
                                 (Please Print)

Address.........................................................................

 ................................................................................
                               (Include Zip Code)

 ................................................................................
                   (Tax Identification or Social Security No.)


                                    SIGNATURE
                  (IF SPECIAL EXCHANGE INSTRUCTIONS ARE GIVEN)

 ................................................................................

 ................................................................................
                       Signature(s) of Substitute Payee(s)

Dated....................................................................., 1996


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Signature(s) of Owner(s) (if the box above has been completed):
                                                    ____________________________

                                                    ____________________________

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                          SPECIAL DELIVERY INSTRUCTIONS
                               (SEE INSTRUCTION 7)

         To be completed ONLY if certificates for shares, issued in the name of the undersigned, are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Deliver Certificates to:

Name(s).........................................................................
                                 (Please Print)

Address.........................................................................

 ................................................................................
                               (Include Zip Code)

Signature(s) of Owner(s)........................................................

 ................................................................................
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                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. Guarantee of Signatures. All signatures in the box entitled "Sign Here" on this Letter of Transmittal must be guaranteed by an Eligible Institution. For purposes of these Instructions, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch or agency in the United States is an "Eligible Institution."

         2. Delivery of Letter of Transmittal and Certificates. Certificates for the tendered Shares, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Company at the address set forth herein prior to the Expiration Date of the Offer as defined in Section 1 of the Exchange Offer.

         THE METHOD OF DELIVERY OF CERTIFICATES REPRESENTING SHARES AND OTHER DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

         No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be acquired.

         3. Inadequate Space. If the space provided is inadequate, the certificate numbers and number of Shares should be listed on a separate signed schedule attached hereto.

         4. Partial Tenders. The Company will not accept tenders of less than all of the shares of Common Stock evidenced by any certificate. All Shares represented by certificates listed are deemed to have been tendered.

         5. Signatures on Letter of Transmittal, Stock Powers and Endorsements.

            (a) If this Letter of Transmittal is signed by the registered holder of the Shares represented by the certificates tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate without any change whatsoever.

            (b) If any of the Shares tendered hereby are held of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

            (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates. Photocopies of this form of Letter of Transmittal will be accepted if original signatures are affixed.

            (d) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.


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            (e) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name of the registered holder(s) appears on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See also Instruction 1.

         6. Stock Transfer Taxes. The Company will pay all stock transfer taxes, if any, payable on the transfer to it of Shares exchanged pursuant to the Offer, unless shares of the Company are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, in which event the amount of any stock transfer taxes shall be payable by the registered holder or such other person.

         7. Special Payment and Delivery Instructions. If certificates representing shares of the Company are to be issued in the name of a person other than the signer of this Letter of Transmittal or if such certificates are to be delivered to someone other than the signer of this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal should be completed.

         8. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Company, which determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders determined by it to be not in appropriate form or which would, in the opinion of the Company's counsel, be unlawful to accept. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender with respect to any particular Shares or any particular shareholder, and the Company's interpretations of the terms and conditions of the Offer (including these Instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. The Company shall not be obligated to give notice of defects or irregularities in tenders, nor shall it incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.


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